                                                                    EXHIBIT 10.3

[NATIONSBANK LETTERHEAD]



                                 March 16, 1999


WESTPOINT STEVENS INC.
507 West Tenth Street
WestPoint, Georgia 31833
Attention: Mr. Morgan M. Schuessler


     Re: Revision of Definition of "Maximum Restricted Payment Amount" and Minimum Net Worth Covenant

Dear Sirs:

Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of June 9, 1998, among WestPoint Stevens Inc. ("Borrower"), WestPoint Stevens (UK) Limited and WestPoint Stevens (Europe) Limited (the "Foreign Borrowers"), the various banks and lending institutions party thereto (the "Banks"), and NationsBank, N.A. as agent (the "Agent") for the Banks (as amended from time to time, the "Credit Agreement"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

By their signatures below, the Borrower, the Foreign Borrowers and the Required Banks hereby agree that the existing definition of "Maximum Restricted Payment Amount" in Section 1.1 of the Credit Agreement shall be amended to read in its entirety as follows:

          "Maximum Restricted Payment Amount" means the sum of (i) $99,210,000, plus (ii) 50% of the Consolidated Net Income from and after March 31, 1998 until any relevant measurement date, plus (iii) the Net Cash Proceeds received by the Borrower from the exercise of stock warrants or options by employees or former employees of the Borrower in respect of Capital Stock of the Borrower from and after March 31, 1998, plus (iv) $21,790,978 (representing the Net Cash Proceeds received by Alamac Sub Holdings Inc. from the sale of its facility located in Whitmire, South Carolina), and (v) beginning with the fiscal quarter ending nearest December 31, 1998, minus the lesser of $65,000,000 or 50% of the Consolidated Net Income from and after October 1, 1998 until any relevant measurement date.





                                  Member FDIC

WestPoint Stevens Inc.
March 16, 1999
Page 2

By their signatures below, the Borrower, the Foreign Borrowers and the Required Banks hereby agree that Section 7.11(a) be amended to read in its entirety as follows:

               Minimum Consolidated Net Worth. Have a Consolidated Net Worth as of the last day of each fiscal quarter of not less than (i) $190,000,000, (ii) increased on a cumulative basis as of the end of each fiscal quarter of the Consolidated Parties, commencing with the fiscal quarter ending June 30, 1998, by an amount equal to forty percent (40%) of Consolidated Net Income (to the extent positive) for the fiscal quarter then ended, and (iii) further increased on a cumulative basis as of the end of each fiscal quarter of the Consolidated Parties beginning with the fiscal quarter ending nearest December 31, 1998 by an amount equal to the lesser of (A) fifty percent (50%) of Consolidated Net Income (to the extent positive) for each such fiscal quarter or (B) $65,000,000.

By their signatures below, each of the Subsidiary Guarantors acknowledges and consents to this revision in the definition of "Maximum Restricted Payment Amount" and each Subsidiary Guarantor agrees that this revision does not operate to reduce or discharge any of such Subsidiary's obligations under any of the Collateral Documents.

Until this letter agreement shall have been executed by the Borrower, the Foreign Borrowers, the Subsidiary Guarantors, and the Required Banks, it shall not be effective in revising either the definition of "Maximum Restricted Payment Amount" or Section 7.11(a). Except for the revision to the definition of "Maximum Restricted Payment Amount" and the revision of Section 7.11(a) effected hereby upon the execution of this letter agreement by the Borrower, the Foreign Borrowers, the Subsidiary Guarantors, and the Required Banks, the Credit Agreement shall remain in full force and effect.

Please execute this letter agreement and cause each of the Foreign Borrowers and the Subsidiary Guarantors to execute this letter agreement, and return such completed signature pages to the Agent at your earliest convenience.


                                              Sincerely,

                                              NATIONSBANK, N.A., in its capacity
                                              as the Agent

                                              By: /s/ David H. Dinkins
                                                 -------------------------------
                                                        David H. Dinkins

                                              Title: Vice President
                                                    ----------------------------


ACKNOWLEDGED AND AGREED:

WESTPOINT STEVENS INC.

By: /s/ MORGAN M. SCHUESSLER
    ---------------------------------------
        Morgan M. Schuessler

Title: Executive Vice President - Finance
        and Chief Financial Officer
       ------------------------------------


                             [Signatures Continued]

WestPoint Stevens Inc.
March 16, 1999
Page 3

WESTPOINT STEVENS (UK) LIMITED

By: /s/ Morgan M. Schuessler
    ---------------------------------------------
    Morgan M. Schuessler

Title: Director, Vice President & Treasurer
       ------------------------------------------


WESTPOINT STEVENS (EUROPE) LIMITED

By: /s/ Morgan M. Schuessler
    ---------------------------------------------
    Morgan M. Schuessler

Title: Director, Vice President & Treasurer
       ------------------------------------------


WESTPOINT STEVENS STORES, INC.

By: /s/ Morgan M. Schuessler
    ---------------------------------------------
    Morgan M. Schuessler

Title: Vice President & Treasurer
       ------------------------------------------


J.P. STEVENS & CO., INC.

By: /s/ Morgan M. Schuessler
    ---------------------------------------------
    Morgan M. Schuessler

Title: Vice President & Treasurer
       ------------------------------------------


WESTPOINT-PEPPERELL ENTERPRISES, INC.

By: /s/ Edward J. Jones
    ---------------------------------------------
    Edward J. Jones

Title: Vice President & Assistant Treasurer
       ------------------------------------------


J.P. STEVENS ENTERPRISES, INC.

By: /s/ Edward J. Jones
    ---------------------------------------------
    Edward J. Jones

Title: Vice President & Assistant Treasurer
       ------------------------------------------


ALAMAC HOLDINGS INC.

By: /s/ Edward J. Jones
    ---------------------------------------------
    Edward J. Jones

Title: Vice President & Assistant Treasurer
       ------------------------------------------

                            [Signatures Continued]

WestPoint Stevens Inc.
March 16, 1999
Page 4



ALAMAC SUB HOLDINGS INC.

By: /s/ EDWARD J. JONES
   ----------------------------------------
              Edward J. Jones


Title: Vice President & Assistant Treasurer
      -------------------------------------


NATIONSBANK, N.A., as a Bank

By:
   ----------------------------------------

Title:
      -------------------------------------


THE BANK OF NEW YORK

By:
   ----------------------------------------

Title:
      -------------------------------------


THE FIRST NATIONAL BANK OF CHICAGO

By:
   ----------------------------------------

Title:
      -------------------------------------


SCOTIABANC INC.

By:
   ----------------------------------------

Title:
      -------------------------------------


WACHOVIA BANK, N.A.

By:
   ----------------------------------------

Title:
      -------------------------------------




                             [Signatures Continued]

WestPoint Stevens Inc.
March 16, 1999
Page 4



ALAMAC SUB HOLDINGS INC.

By:
   ----------------------------------------

Title:
      -------------------------------------


NATIONSBANK, N.A., as a Bank

By: /s/ DAVID H. DINKINS
   ----------------------------------------
             DAVID H. DINKINS

Title: Vice President
      -------------------------------------


THE BANK OF NEW YORK

By:
   ----------------------------------------

Title:
      -------------------------------------


THE FIRST NATIONAL BANK OF CHICAGO

By:
   ----------------------------------------

Title:
      -------------------------------------


SCOTIABANC INC.

By:
   ----------------------------------------

Title:
      -------------------------------------


WACHOVIA BANK, N.A.

By:
   ----------------------------------------

Title:
      -------------------------------------




                             [Signatures Continued]

WestPoint Stevens Inc.
March 16, 1999
Page 4


ALAMAC SUB HOLDINGS INC.

By:
    ------------------------------
Title:
      ----------------------------


NATIONSBANK, N.A., as a Bank

By:
    ------------------------------
Title:
      ----------------------------

THE BANK OF NEW YORK

By: /s/ Robert F. Santoriello, Jr.
    ------------------------------
       Robert F. Santoriello, Jr.

Title: Assistant Vice President
       ---------------------------


THE FIRST NATIONAL BANK OF CHICAGO

By:
    ------------------------------
Title:
      ----------------------------


SCOTIABANC INC.

By:
    ------------------------------
Title:
      ----------------------------


WACHOVIA BANK, N.A.

By:
    ------------------------------
Title:
      ----------------------------


                             [Signatures Continued]

WestPoint Stevens Inc.
March 16, 1999
Page 4


ALAMAC SUB HOLDINGS INC.

By:
    --------------------------
Title:
      ------------------------


NATIONSBANK, N.A., as a Bank

By:
    --------------------------
Title:
      ------------------------


THE BANK OF NEW YORK

By:
    --------------------------
Title:
      ------------------------


THE FIRST NATIONAL BANK OF CHICAGO


By: /s/ Kristen H. Hertel
    --------------------------

Title: Vice President
    --------------------------


SCOTIABANC INC.

By:
    --------------------------
Title:
      ------------------------


WACHOVIA BANK, N.A.

By:
    --------------------------
Title:
      ------------------------


                             [Signatures Continued]

WestPoint Stevens, Inc.
March 16, 1999
Page 4



ALAMAC SUB HOLDINGS INC.

By:
    ------------------------------

Title:
       ---------------------------


NATIONSBANK, N.A., as a Bank

By:
    ------------------------------

Title:
       ---------------------------


THE BANK OF NEW YORK

By:
    ------------------------------

Title:
       ---------------------------


THE FIRST NATIONAL BANK OF CHICAGO

By:
    ------------------------------

Title:
       ---------------------------


SCOTIABANC INC.

By: /s/
    ------------------------------

Title:
       ---------------------------


WACHOVIA BANK, N.A.

By:
    ------------------------------

Title:
       ---------------------------


                            [Signatures Continued]

WestPoint Stevens Inc.
March 16, 1999
Page 4


ALAMAC SUB HOLDINGS INC.

By:
   -------------------------------

Title:
      ----------------------------


NATIONSBANK, N.A., as a Bank

By:
   -------------------------------

Title:
      ----------------------------


THE BANK OF NEW YORK

By:
   -------------------------------

Title:
      ----------------------------


THE FIRST NATIONAL BANK OF CHICAGO

By:
   -------------------------------

Title:
      ----------------------------


SCOTIABANC INC.

By:
   -------------------------------

Title:
      ----------------------------


WACHOVIA BANK, N.A.

By: /s/ REGINALD T. DAWSON
    ------------------------------
         REGINALD T. DAWSON

Title: SVP
       ---------------------------


                             [Signatures Continued]

WestPoint Stevens Inc.
March 16, 1999
Page 5


SOCIETE GENERALE

By:
   ------------------------------------

Title:
      ---------------------------------


ABN AMRO BANK, N.V.

By: /s/                                       By: /s/
   ------------------------------------          -------------------------------

Title: VICE PRESIDENT                         Title: VICE PRESIDENT
      ---------------------------------             ----------------------------


SUNTRUST BANK, ATLANTA

By:
   ------------------------------------

Title:
      ---------------------------------


By:
   ------------------------------------

Title:
      ---------------------------------


FIRST UNION NATIONAL BANK

By:
   ------------------------------------

Title:
      ---------------------------------


FLEET BANK, N.A.

By:
   ------------------------------------

Title:
      ---------------------------------





                             [Signatures Continued]

WestPoint Stevens Inc.
March 16, 1999
Page 5


SOCIETE GENERALE

By:
   ------------------------------------

Title:
      ---------------------------------


ABN AMRO BANK, N.V.

By:
   ------------------------------------

Title:
      ---------------------------------


SUNTRUST BANK, ATLANTA

By: /s/ LAURA KAHN
   ------------------------------------
           Laura Kahn

Title: SENIOR VICE PRESIDENT
      ---------------------------------


By:
   ------------------------------------

Title:
      ---------------------------------


FIRST UNION NATIONAL BANK

By:
   ------------------------------------

Title:
      ---------------------------------


FLEET BANK, N.A.

By:
   ------------------------------------

Title:
      ---------------------------------





                             [Signatures Continued]

WestPoint Stevens Inc.
March 16, 1999
Page 5


SOCIETE GENERALE

By:
   ------------------------------------

Title:
      ---------------------------------


ABN AMRO BANK, N.V.

By:
   ------------------------------------

Title:
      ---------------------------------


SUNTRUST BANK, ATLANTA

By:
   ------------------------------------

Title:
      ---------------------------------


By:
   ------------------------------------

Title:
      ---------------------------------


FIRST UNION NATIONAL BANK

By: /s/ ROGER PELZ
   ------------------------------------
           Roger Pelz

Title: Senior Vice President
      ---------------------------------


FLEET BANK, N.A.

By:
   ------------------------------------

Title:
      ---------------------------------





                             [Signatures Continued]

WestPoint Stevens, Inc.
March 16, 1999
Page 5



SOCIETE GENERALE

By:
    ------------------------------

Title:
       ---------------------------


ABN AMRO BANK, N.V.

By:
    ------------------------------

Title:
       ---------------------------


SUNTRUST BANK, ATLANTA

By:
    ------------------------------

Title:
       ---------------------------


By:
    ------------------------------

Title:
       ---------------------------


FIRST UNION NATIONAL BANK

By:
    ------------------------------

Title:
       ---------------------------


FLEET BANK, N.A.

By: /s/  STEVEN NAVARRO
    ------------------------------
         Steven Navarro

Title:   SVP
       ---------------------------


                            [Signatures Continued]

WestPoint Stevens Inc.
March 16, 1999
Page 6


AMSOUTH BANK

By: /s/
    ---------------------------------------

Title: Vice President
       ------------------------------------


COOPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A., "RABOBANK NEDERLAND",
NEW YORK BRANCH


By:
   ----------------------------------------

Title:
      -------------------------------------


By:
   ----------------------------------------

Title:
      -------------------------------------


NATIONAL WESTMINSTER BANK PLC


By:
   ----------------------------------------

Title:
      -------------------------------------